AMENDMENT TO REVISED LICENSE AGREEMENT

         Under this Amendment, effective March 25, 1994 (the "Amendment Effective Date"), Research Corporation Technologies, Inc., a Delaware nonprofit corporation, with offices at 101 N. Wilmot Road, Suite 600, Tucson, AZ, ("RCT" or "LICENSOR"), and Enzon, Inc., a Delaware corporation, with offices at 40 Kingsbridge Road, Piscataway, New Jersey, ("Enzon" or "LICENSEE") agree as follows:

                                    ARTICLE I
                                   BACKGROUND

         SECTION 1.1. RCT and Enzon are parties to that certain license agreement made effective August 25, 1985, and subsequently amended (the "Revised License Agreement") under which Enzon was granted the right to make, use and sell certain complexes of polyethylene glycol ("PEG") and polypeptides of interest under the "PATENT RIGHTS," as such term is defined in the Revised License Agreement, and which PATENT RIGHTS include United States Patent No. 4,179,337, issued December 18, 1979, (the "U.S. PEG Patent"). Enzon, the Eastman Kodak Company ("Kodak") and Sterling Winthrop Inc., formerly Sterling Drug, Inc., ("Sterling") are parties to that certain agreement made effective June 19, 1989 concerning the development of, inter alia, complexes of PEG and superoxide dismutase ("SOD") and the granting of a sublicense to Sterling under the Revised License Agreement to make, use and sell PEG-SOD (the "Sterling Agreement"). Under the Sterling Agreement, Enzon, Kodak, and Sterling have obligations to cooperate with RCT in obtaining any patent extension of the U.S. PEG Patent that may be obtained by RCT and that RCT may desire to obtain.

         SECTION 1.2. Section 156 of Title 35 of the United States Code entitles RCT to seek extension of the term of a United States patent for one product covered by such patent.

         SECTION 1.3. Enzon desires that RCT agree to seek extension of the term of the U.S. PEG Patent, to the extent such extension becomes available for PEG-SOD and that RCT agree not to seek any other extension of the U.S. PEG Patent based on any other drug product.
RCT is willing to so agree under the following terms and conditions.

         SECTION 1.4. RCT desires to confirm Enzon's continuing obligation to pay earned royalties during the term of any extension of the PATENT RIGHTS.

                                   ARTICLE II
                                    AMENDMENT

         SECTION  2.1.   Amendment  to  Article  7(a)  of  the  Revised  License
Agreement. Article 7(a) of the Revise license Agreement is hereby amended by adding the following paragraph after the second paragraph of Article 7(a):

                  This paragraph shall apply if the term of United States Patent 4,179,337, issued December 18, 1979, (the "U.S. PEG Patent") is extended beyond December 18, 1996 pursuant to Section 156 of Title 35 of the United States Code and the rights derived from such extension apply to LICENSED PRODUCTS in Field C (the "PEG-SOD Extension"). LICENSEE and LICENSOR agree and affirm that, during the period of the PEG-SOD Extension, if any, the rights and duties of the parties under this License Agreement, and the terms of this License Agreement, as they pertain to LICENSED PRODUCTS in Field C ("PEG-SOD Products"), shall continue in full force and effect unchanged, including without limitation LICENSEE's obligations to pay royalties for the manufacture, USE or SALE of any PEG-SOD Product, throughout the term of the PEG- SOD Extension, and the parties' obligations under Articles 9 and 16(j). Nothing in any agreement or this Amendment shall affect, change or diminish LICENSEE's or any SUBLICENSEE's obligation to pay earned royalties to LICENSOR under this License Agreement through the expiration of the PEG-SOD Extension, or any party's obligations under Articles 9 or 16(j).

         SECTION 2.2. Amendment to Add Article 17 to the Revised License Agreement. The Revised License Agreement is hereby amended by adding the following new Article 17 after Article 16:

         17.      The PEG-SOD Extension.

                  (a) Obligations of LICENSOR. Unless LICENSOR and LICENSEE otherwise mutually agree, LICENSOR agrees to seek extension of the term of U.S. PEG Patent, to the extent such extension is available, for PEG-SOD and not to take any action or fail to take any action that would preclude or delay such extension, or directly place the availability of such extension in jeopardy. So long as the law of the United States pertaining to extension of patents is understood or interpreted to permit only one extension per patent under the provisions of Section 156 of Title 35 of the United States Code (and other corresponding sections of the law of the United States pertaining to patent extension), LICENSOR agrees not to seek any extension of the term of the U.S. PEG Patent for any other product covered by the U.S. PEG Patent under the provisions of Section 156 of Title 35 of the United States Code. The foregoing in no way prohibits LICENSOR from seeking additional extensions by way of legislative or judicial means and in no way prohibits LICENSOR from seeking other extensions under
         Section 156 of Title 35 of the United States Code if such provision is amended (or other provisions are added to the law of the United States) to provide for multiple extensions or is interpreted in a final ruling by a court of competent jurisdiction (from which no appeal can be or is taken) to permit multiple extensions.

                  (b) Notice of PLA Filing for FDA Approval. If, on or before December 18, 1996, LICENSEE or any SUBLICENSEE files with the FDA an NDA or a Product License Application ("PLA") seeking FDA Approval to market and sell a PEG-SOD Product, LICENSEE shall, immediately after it is aware of such filing, notify

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

         LICENSOR in writing of such filing. If LICENSOR becomes aware of such filing, LICENSOR shall immediately notify LICENSEE in writing of such filing. If neither LICENSEE nor LICENSOR has received notice by June 19, 1996 that the FDA has approved such NDA or PLA, the parties shall confirm that fact in writing between themselves, the earliest dated confirmation being hereafter referred to as the "Initiating Notice". If LICENSEE or any SUBLICENSEE files with the FDA an NDA or PLA seeking FDA approval to market and sell a PEG-SOD Product and such NDA or PLA is approved by the FDA on or before December 18, 1996, LICENSEE shall, immediately after it is aware of such approval, give LICENSOR written notice (the "Initiating Notice") of such approval. If LICENSOR becomes aware of such approval, LICENSOR shall immediately give LICENSEE written notice (the "Initiating Notice") of such approval.

                  (c) Responsibility for PEG-SOD Extension; Periodic Reports. In connection with filing for interim PEG-SOD Extensions (before FDA approval of the PEG-SOD Product) and the final PEG-SOD Extension (after such FDA approval) and any other PEG-SOD Extensions as may become available for any reason, within ten days after LICENSOR's receipt or issuance of any Initiating Notice, LICENSOR shall either: (i) file a complete application with the United States Patent and Trademark Office ("USPTO") seeking the then-available PEG-SOD Extension; or (ii) subject to Article 17(d) below, grant to LICENSEE the power of attorney, substantially in the form of Exhibit A attached hereto, to seek the then-available PEG-SOD Extension (and all subsequent PEG-SOD Extensions available) on behalf of LICENSOR. Concurrently with the execution and delivery of such power of attorney, LICENSOR shall execute and deliver to LICENSEE the Right of Assignee, substantially in the form attached to the power of attorney of Exhibit A. Every two weeks after the date of each such Initiating Notice, through the date on which the PEG-SOD Extension corresponding to such Initiating Notice is obtained or finally denied, the party undertaking to obtain the PEG- SOD Extension (the "Responsible Party") shall report to the other party in writing regarding: (A) the status of the application; (B) the Responsible Party's efforts to complete and file the application (including the degree of cooperation received from any SUBLICENSEE, if such is necessary); (C) any requests or inquiries received from the USPTO or the FDA, and the Responsible Party's responses to such request or inquiries; and (D) if applicable, the status of any administrative or judicial proceedings concerning the PEG-SOD Extension, its preparation, filing or prosecution. Although an extension may be in effect at the time of a particular Initiating Notice, it is the intention of the parties that all actions possible are taken to maximize and keep in effect any PEG-SOD Extension.

               (d) Best Effort Requirement. The Responsible Party covenants and agrees to exercise its best efforts to obtain each such extension until each PEG-SOD Extension is either obtained or it is finally denied by a court of competent jurisdiction from which no appeal can be taken. The other party shall fully and promptly cooperate with the Responsible Party. "Best efforts" shall include, without limitation:
          (i) timely preparing

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

         and filing a complete application (subject to any delays that may arise because a SUBLICENSEE does not cooperate with such preparation and filing but further subject to the Responsible Party's obligation below to pursue legal proceedings to cause any such SUBLICENSEE to provide such information); (ii) timely and fully responding to any request by the USPTO regarding the application; (iii) completely exhausting any administrative proceedings, avenues or remedies that may be necessary to obtain such extension; (iv) timely bringing any suit, appeal or other legal proceeding in a court of competent jurisdiction to obtain such extension or to obtain the information from any SUBLICENSEE necessary to complete the application for the PEG-SOD Extension and to cause such application to be timely filed; and (v) seeking extension by virtue of action by any legislative or judicial authority. If, in the reasonable opinion of the other party, the Responsible Party is failing to exercise its best efforts to obtain the PEG-SOD Extension, the other party may give the Responsible Party five days' written notice of such opinion. If the Responsible Party fails, in the reasonable opinion of the other party, to exercise its best efforts before the expiration of such five day period to obtain the PEG-SOD Extension, the other party may, in addition to any other remedies at law or equity, enforce the requirements of this Article 17 through injunctive proceedings and an action at law or equity. Additionally, if LICENSEE is the other party, LICENSEE may request the court to order LICENSOR to grant LICENSEE the power of attorney to prepare and file the application for any such PEG-SOD Extension; if LICENSOR is the other party, LICENSOR may revoke the power of attorney granted to LICENSEE to prepare and file such application and may undertake to prepare and file such application on LICENSOR's own behalf. The party from whom responsibility for seeking the PEG-SOD Extension is taken pursuant to the preceding sentence shall nonetheless cooperate with the efforts of the other party in seeking each and every PEG- SOD Extension.

                  (e) Grant of Power of Attorney. If: (i) LICENSOR has not previously granted LICENSEE a power of attorney to seek any PEG-SOD Extension; (ii) a PLA or NDA before October 19, 1996; and (iii) LICENSEE has provided LICENSOR with all information in its possession that LICENSOR may desire for filing the interim PEG-SOD Extension but LICENSOR has not filed for interim PEG-SOD Extension before October 19, 1996; then the power of attorney in the form attached to this Agreement as Exhibit B shall become automatically effective on October 19, 1996 so as to enable LICENSEE to pursue the PEG-SOD Extension. The foregoing provisions shall apply with equal force, and to the same effect and extent, for any subsequent interim PEG-SOD Extension except that the pertinent date on which such provision takes effect for any subsequent interim PEG-SOD Extension shall be the date sixty days before the expiration of the then-existing interim PEG-SOD Extension. If: (A) LICENSOR has not previously granted LICENSEE a power of attorney to seek any PEG-SOD Extension; (B) the FDA has approved an earlier-filed PLA or NDA for a PEG-SOD Product; and (C) LICENSEE has provided LICENSOR with all information in its possession that LICENSOR may desire for filing the final PEG-SOD Extension but LICENSOR has not filed for final PEG-SOD Extension on or before the later of the date twenty days after the date of such

         FDA approval or the date five days after LICENSOR's receipt of the information from LICENSEE; then the power of attorney in the form attached to the Agreement as Exhibit B shall become automatically effective on the 21st day after the date of such FDA approval so as to enable LICENSEE to pursue the PEG-SOD Extension. Concurrently with the execution of this amendment to the Revised License Agreement, LICENSOR shall execute and deliver to LICENSEE (or its designated representative) the sole and exclusive power of attorney to seek any and all available PEG-SOD Extension, which power of attorney shall take the form of Exhibit B. Concurrently with the execution and delivery of such power of attorney, LICENSOR shall execute and deliver to LICENSEE the Right of Assignee, substantially in the form attached to the power of attorney of Exhibit B. The effectiveness and validity of such power of attorney shall be subject to, and contingent upon, the satisfaction of the conditions specified in this Article 17(e)). LICENSEE shall hold such power of attorney in escrow until such time as the conditions of this Article 17(e) are, in the reasonable opinion of LICENSEE, satisfied, at which time, and only at which time, such power of attorney shall be filed with the United States Patent and Trademark Office. LICENSEE acknowledges and agrees that if it files such power of attorney with the USPTO at a time in which the foregoing conditions have not been fully satisfied, such power of attorney shall be revoked ab initio and shall have no further force and effect. LICENSOR may seek any remedy at law or equity for LICENSEE's violation of the provisions of this Article 17(e).

                  (f) No Conflicting Agreements. Each party represents and warrants to the other party that the provisions of this Article 17 do not violate, and are not inconsistent with or contrary to, any other agreement, contract or understanding to which the representing party is presently a party. Each party represents and warrants to the other party that the representing party shall not enter into any agreement, contract or understanding that would be violated by, inconsistent with, or contrary to, the representing party's fulfillment of the representing party's duties under this Article 17.

     SECTION 2.3. Amendment to Article 1(e)(viii) of the Revised License Agreement. Article 1(e)(viii) of the Revised License Agreement is hereby changed to read as follows:

         (viii) "LICENSED FIELD" shall mean Fields A, B, C, D, E, F, G, H and I taken collectively, and, from and after the date of extension of the license granted in ARTICLE 2 hereof to any NEW FIELD, as defined in clause (x) of this ARTICLE 1(e), shall also include each such NEW FIELD so added, but in no event shall the LICENSED FIELD include the EXCLUDED FIELD.

         SECTION  2.4.   Amendment  to  Article  1(e)  of  the  Revised  License
Agreement. Article 1(e) often Revised License Agreement is hereby amended by adding the following subparagraph (xi) after subparagraph (x) of Article 1(e):

         (xi) "Field I" shall mean the making, Using and Selling of PEG-polypeptide complexes, the polypeptide portion of which is
                  the       enzyme        glucocerebrosidase,        hereinafter
                  "PEG-Glucocerebrosidase."

         SECTION 2.5. Amendment to Article 6 of the Revised Licensed  Agreement.
Article 6 of the Revised License Agreement is hereby amended by adding the following Paragraph (e) to the end of Article 6:

               (e) Notwithstanding the foregoing, no License Issue Fee, no Annual License Maintenance Fee and no Annual Minimum Royalty shall be due or payable by LICENSEE for Field I.

         SECTION 2.6 Continued Effect. The Revised License Agreement shall continue in force and effect unchanged, except as specifically set forth in this document.


         IN WITNESS WHEREOF, the parties have each caused a duly authorized officer to sign this Amendment Agreement on the date(s) indicated below, to be effective the Amendment Effective Date.


ENZON, INC.                                          RESEARCH CORPORATION
                                                     TECHNOLOGIES, INC.



By:/S/ABRAHAM ABUCHOWSKI                    By:/S/GARY M. MUNSINGER
------------------------                    -----------------------
Title:                                      President

Date:March 24, 1994                         Date:March 24, 1994

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